UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): August 20, 2020

BLUE BIRD CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-36267	46-3891989
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3920 Arkwright Road
2nd Floor
Macon, Georgia 31210

(Address of principal executive offices and zip code)
(478) 822-2801

(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value	BLBD	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On August 20, 2020, Mr. Connor Wentzell resigned from the Board of Directors of Blue Bird Corporation (the “Company”).

(d) On August 20, 2020, the Board of Directors elected Mr. Jared Sperling as a Class III Director to fill the vacancy created by the resignation of Connor Wentzell. Mr. Sperling will serve as a Class III Director for the remaining term of the Class III Directors, expiring in 2023, or until his earlier resignation, removal from office or death. Mr. Sperling was also elected to serve as a member of the Compensation Committee of the Board of Directors.

Mr. Sperling, age 28, is a Vice President of American Securities LLC, and joined American Securities in 2016 as an Associate. From 2014 to 2016, Mr. Sperling was employed at Goldman Sachs, focusing on M&A and capital transactions in the Consumer Retail and Healthcare Group. Mr. Sperling holds a B.S. degree in Applied Physics from Yale University and an M.B.A. degree from Harvard Business School.

There is no material plan, contract or arrangement to which Mr. Sperling is a party or in which he participates that has been entered into in connection with this event. Mr. Sperling will participate in the Company’s current director compensation programs as described in the Company’s Definitive Proxy Statement dated January 31, 2020 with respect to its 2020 Annual Meeting of Stockholders, which was filed with the Securities and Exchange Commission (“SEC”) on January 27, 2020 (the “2020 Proxy Statement”).

(e) On August 20, 2020, the Compensation Committee of the Board of Directors approved the following changes to the compensation of the Named Executive Officers included in the 2020 Proxy Statement (“NEOs”), as well as our Chief Operating Officer and our recently employed Chief Financial Officer. These officers are: Phil Horlock, Chief Executive Officer; Jeff Taylor, Chief Financial Officer; Trey Jenkins, Chief Operating Officer; Tom Roberts, Chief Administrative Officer; Mark Terry, Chief Commercial Officer; and Paul Yousif, Vice President, General Counsel and Treasurer.

The annual salary of each of Messrs. Horlock, Taylor, Jenkins, Roberts and Terry will be reduced by 20%, effective September 1, 2020. The annual salary of Mr. Yousif will be reduced by 15%, effective September 1, 2020. The Company will cease making the 401(k) employer matching contribution, Company-wide, effective October 1, 2020. For salary information regarding our NEOs, please refer to the “Executive Compensation Table” contained in the 2020 Proxy Statement. For salary information regarding Jeff Taylor, please refer to the Company’s Current Report on Form 8-K filed with the SEC on May 1, 2020. For salary information regarding Trey Jenkins, please refer to the Company’s Current Report on Form 8-K filed with the SEC on November 18, 2019.

With respect to compensation of directors, the Compensation Committee also approved a 25% reduction in the $12,500 quarterly cash payment to directors as director fees, effective with the next quarterly payment due.

ITEM 9.01        FINANCIAL STATEMENTS AND EXHIBITS
(d)     Exhibits

Exhibit No.     Description

104        Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Blue Bird Corporation

Dated:	August 25, 2020	/s/ Paul Yousif
Paul Yousif
General Counsel and Corporate Treasurer